              Exhibit 99.1

Ooma Reports Third Quarter Fiscal 2020 Financial Results

Business Services Revenue up 67%, Driven by Organic Growth and Broadsmart

Sunnyvale, Calif., November 21, 2019 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the third quarter fiscal 2020 ended October 31, 2019.

Third Quarter Fiscal 2020 Financial Highlights

•

Revenue: Total revenue was $39.6 million, up 21% year-over-year. Subscription and services revenue increased to $36.5 million and was 92% of total revenue, driven by 24% year-over-year growth in combined Ooma Business and Ooma Residential services.

•

Net Income/Loss: GAAP net loss was $6.8 million, or $0.32 per basic and diluted share, compared to GAAP net loss of $3.5 million, or $0.18 per basic and diluted share, in the third quarter fiscal 2019. GAAP net loss includes a $3.1 million charge relating to certain restructuring activities taken at the end of the quarter. Non-GAAP net income was $0.1 million, or $0.01 per basic and diluted share, compared to a loss of $0.5 million, or $0.03 per basic and diluted share in the prior year period.

•	Adjusted EBITDA: Adjusted EBITDA was $0.6 million, compared to ($0.2) million loss in third quarter fiscal 2019.

For more information about non-GAAP net income (loss) and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“Ooma delivered strong results for the third quarter of our 2020 fiscal year”, said Eric Stang, chief executive officer.  “We achieved 21% year-over-year revenue growth, driven primarily by 67% growth in subscription services revenues from business customers, and an important milestone with non-GAAP profitability.  We also took actions in Q3 to strengthen our focus on serving and growing business customers going forward”.

Business Outlook:

For the fourth quarter of fiscal 2020, Ooma expects to report:

•	Total revenue in the range of $39.6 million to $40.3 million.
•	GAAP net loss in the range of $3.2 million to $3.6 million and GAAP net loss per share in the range of $0.15 to $0.17.
•	Non-GAAP net income in the range of $0.0 million to $0.4 million and non-GAAP net income per share in the range of $0.00 to $0.02.

For the full fiscal year 2020, Ooma expects to report:

•	Total revenue in the range of $150.5 million to $151.2 million.
•	GAAP net loss in the range of $19.8 million to $20.2 million, and GAAP net loss per share in the range of $0.94 to $0.96.
•	Non-GAAP net loss in the range of $1.4 million to $1.8 million, and non-GAAP net loss per share in the range of $0.06 to $0.08.

The following is a reconciliation of GAAP net loss to non-GAAP net income (loss) and GAAP basic and diluted net loss per share to non-GAAP basic and diluted net income (loss) per share guidance for the fourth fiscal quarter ending January 31, 2020 and the fiscal year ending January 31, 2020 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	January 31, 2020	January 31, 2020
	(unaudited)
GAAP net loss	($3.2)-($3.6)	($19.8)-($20.2)
Stock-based compensation and related taxes	3.2	13.2
Amortization of intangible assets and acquisition-related costs	0.4	1.5
Restructuring charges	—	3.1
Litigation costs	—	0.6
Non-GAAP net income (loss)	$0.0-$0.4	($1.4)-($1.8)

GAAP net loss per share	($0.15)-($0.17)	($0.94)-($0.96)
Stock-based compensation and related taxes	0.15	0.63
Amortization of intangible assets and acquisition-related costs	0.02	0.07
Restructuring charges	—	0.15
Litigation costs	—	0.03
Non-GAAP net income (loss) per share	$0.00-$0.02	($0.06)-($0.08)

Weighted-average number of shares used in per share amounts:
Basic	21.6	21.1
Diluted	22.5	21.1

Conference Call Information:

Ooma will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time today, November 21, 2019. The news release with the financial results will be accessible from the company's website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (833) 233-4456, using conference ID “Ooma Third Quarter”. International parties can access the call by dialing +1 (647) 689-4135, using conference ID “Ooma Third Quarter”. The webcast will be accessible on Ooma's investor relations website at http://investors.ooma.com for a period of one year. A telephonic replay of the conference call will be available through Thursday, November 28, 2019. To access the replay, parties in the United States and Canada should call +1 (800) 585-8367 and use conference ID 9784758. International parties should call +1 (416) 621-4642 and enter conference ID 9784758.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net income (loss), non-GAAP net income (loss) per share, non-GAAP gross profit and gross margin, non-GAAP operating loss and Adjusted EBITDA. Adjusted EBITDA represents the net income (loss) before interest and other expense or income, income tax benefit, depreciation and amortization and other non-GAAP expenses.

These non-GAAP financial measures exclude non-cash stock-based compensation expense and related taxes, acquisition-related costs, amortization of acquired intangibles, restructuring charges and certain litigation costs outside the ordinary course of our business.  For the third quarter of fiscal 2020, restructuring charges primarily included write-downs for Smart Cam inventory and certain assets including the related intangibles and severance expenses for the affected employees.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose.  Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together.  Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, statements regarding future economic performance and financial positions, expectations and objectives of management constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes”, "expects”, "may”, "will”, "should”, "seeks”, "approximately”, "intends”, "plans”, "estimates”, "anticipates”, and other expressions that are predictions of or indicate future events and. This press release includes forward–looking statements regarding the company’s business outlook, its execution of initiatives to continue the growth of Ooma Office and Ooma Enterprise, and its execution of other initiatives to drive long-term shareholder value. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our inability to achieve the intended results from our acquisition of Broadsmart; our inability to attract new customers on a cost-effective basis; our inability to retain customers; intense competition; our reliance on retailers and reseller partnerships to sell our products; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; our limited operating history; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the SEC, including the risk factors contained in our quarterly filing on Form 10-Q for the quarter ended July 31, 2019, filed with the SEC on September 9, 2019. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma

Ooma (NYSE: OOMA) creates powerful connected experiences for businesses and consumers, delivered from its smart cloud-based SaaS platform. For businesses of all sizes, Ooma provides advanced voice and collaboration features that are flexible and scalable. For consumers, Ooma provides PureVoice HD voice quality, advanced functionality and integration with their mobile devices. Ooma’s innovative smart security solution delivers a full range of wireless security sensors that make it easy for anyone to protect their home or business. Learn more at www.ooma.com.

CONTACT:

Investors

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

Media

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

press@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	October 31,	January 31,
	2019	2019
Assets
Current assets:
Cash and cash equivalents	$11,688	$15,370
Short-term investments	15,786	27,253
Accounts receivable, net	5,015	3,723
Inventories	9,484	10,117
Other current assets	8,482	5,450
Total current assets	50,455	61,913
Property and equipment, net	4,977	4,563
Operating lease right-of-use assets	4,341	—
Intangible assets, net	7,149	2,635
Goodwill	4,264	3,898
Other assets	7,539	5,379
Total assets	$78,725	$78,388

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$10,415	$10,231
Accrued expenses and other current liabilities	21,716	19,048
Deferred revenue	16,005	15,443
Total current liabilities	48,136	44,722
Long-term operating lease liabilities	2,892	—
Other liabilities	269	619
Total liabilities	51,297	45,341

Stockholders' equity:
Common stock	4	4
Additional paid-in capital	149,712	138,848
Accumulated other comprehensive gain (loss)	14	(10)
Accumulated deficit	(122,302)	(105,795)
Total stockholders' equity	27,428	33,047
Total liabilities and stockholders' equity	$78,725	$78,388

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended		Nine Months Ended
	October 31,	October 31,	October 31,	October 31,
	2019	2018	2019	2018
Revenue:
Subscription and services	$36,489	$29,794	$102,070	$85,532
Product and other	3,106	2,814	8,875	8,979
Total revenue	39,595	32,608	110,945	94,511

Cost of revenue:
Subscription and services	11,093	8,796	32,117	26,388
Product and other	6,462	3,739	14,035	11,339
Total cost of revenue	17,555	12,535	46,152	37,727
Gross profit	22,040	20,073	64,793	56,784

Operating expenses:
Sales and marketing	13,205	10,755	37,498	30,149
Research and development	10,639	8,593	29,118	25,558
General and administrative	5,136	4,589	15,416	13,036
Total operating expenses	28,980	23,937	82,032	68,743
Loss from operations	(6,940)	(3,864)	(17,239)	(11,959)
Interest and other income, net	128	224	666	599
Loss before income taxes	(6,812)	(3,640)	(16,573)	(11,360)
Income tax benefit	28	146	66	277
Net loss	$(6,784)	$(3,494)	$(16,507)	$(11,083)

Net loss per share of common stock:
Basic and diluted	$(0.32)	$(0.18)	$(0.79)	$(0.56)
Weighted-average shares of common stock outstanding:
Basic and diluted	21,274,285	19,962,735	20,872,253	19,655,727

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended		Nine Months Ended
	October 31,	October 31,	October 31,	October 31,
	2019	2018	2019	2018
Cash flows from operating activities:
Net loss	$(6,784)	$(3,494)	$(16,507)	$(11,083)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	3,254	2,658	9,647	7,734
Depreciation and amortization of capital expenditures	629	655	1,976	1,717
Amortization of acquired intangible assets	384	197	900	540
Non-cash restructuring charges	1,603	—	1,603	—
Non-cash operating lease expense	466	—	1,365	—
Other	145	(236)	(79)	(613)
Changes in operating assets and liabilities:
Accounts receivable, net	(332)	223	(289)	(207)
Inventories	745	(217)	(644)	(1,693)
Other assets	(1,342)	(1,189)	(3,645)	(2,822)
Accounts payable and other liabilities	701	149	(1,438)	4,164
Deferred revenue	(96)	(51)	329	458
Net cash used in operating activities	(627)	(1,305)	(6,782)	(1,805)

Cash flows from investing activities:
Purchases of short-term investments	(12,040)	(12,721)	(31,236)	(26,709)
Proceeds from maturities and sales of short-term investments	10,950	11,000	42,996	40,762
Capital expenditures	(752)	(583)	(2,384)	(1,438)
Business acquisitions, net of cash assumed	—	—	(7,073)	(2,402)
Net cash (used in) provided by investing activities	(1,842)	(2,304)	2,303	10,213

Cash flows from financing activities:
Proceeds from issuance of common stock	932	1,119	2,740	2,763
Shares repurchased for tax withholdings on vesting of restricted stock units	(793)	(1,098)	(1,523)	(2,298)
Payment of acquisition-related holdback	—	—	(420)	—
Net cash provided by financing activities	139	21	797	465
Net (decrease) increase in cash and cash equivalents	(2,330)	(3,588)	(3,682)	8,873
Cash and cash equivalents at beginning of period	14,018	16,944	15,370	4,483
Cash and cash equivalents at end of period	$11,688	$13,356	$11,688	$13,356

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages, share and per share data)

	Three Months Ended		Nine Months Ended
	October 31,	October 31,	October 31,	October 31,
	2019	2018	2019	2018
Revenue	$39,595	$32,608	$110,945	$94,511

GAAP gross profit	$22,040	$20,073	$64,793	$56,784
Stock-based compensation and related taxes	348	257	1,006	708
Restructuring charges	2,289	—	2,289	—
Amortization of intangible assets	128	146	407	400
Non-GAAP gross profit	$24,805	$20,476	$68,495	$57,892

Gross margin on a GAAP basis	56%	62%	58%	60%
Gross margin on a Non-GAAP basis	63%	63%	62%	61%

GAAP operating loss	$(6,940)	$(3,864)	$(17,239)	$(11,959)
Stock-based compensation and related taxes	3,383	2,775	10,004	8,003
Restructuring charges	3,085	—	3,085	—
Amortization of intangible assets and acquisition-related costs	433	197	1,162	835
Litigation costs	—	—	606	—
Non-GAAP operating loss	$(39)	$(892)	$(2,382)	$(3,121)

GAAP net loss	$(6,784)	$(3,494)	$(16,507)	$(11,083)
Stock-based compensation and related taxes	3,383	2,775	10,004	8,003
Restructuring charges	3,085	—	3,085	—
Amortization of intangible assets and acquisition-related costs	433	197	1,162	766
Litigation costs	—	—	606	—
Non-GAAP net income (loss)	$117	$(522)	$(1,650)	$(2,314)

GAAP basic and diluted net loss per share	$(0.32)	$(0.18)	$(0.79)	$(0.56)
Stock-based compensation and related taxes	0.16	0.14	0.48	0.41
Restructuring charges	0.15	—	0.15	—
Amortization of intangible assets and acquisition-related costs	0.02	0.01	0.06	0.04
Litigation costs	—	—	0.02	—
Non-GAAP net income (loss) per share	$0.01	$(0.03)	$(0.08)	$(0.11)
Non-GAAP weighted-average shares	22,148,123	19,962,735	20,872,253	19,655,727

GAAP net loss	$(6,784)	$(3,494)	$(16,507)	$(11,083)
Reconciling items:
Interest and other income, net	(128)	(224)	(666)	(599)
Income tax benefit	(28)	(146)	(66)	(208)
Depreciation and amortization of capital expenditures	628	655	1,975	1,717
Stock-based compensation and related taxes	3,383	2,775	10,004	8,003
Restructuring charges	3,085	—	3,085	—
Amortization of intangible assets and acquisition-related costs	433	197	1,162	766
Litigation costs	—	—	606	—
Adjusted EBITDA	$589	$(237)	$(407)	$(1,404)